UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

Nova LifeStyle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36259	90-0746568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6565 E. Washington Blvd., Commerce, CA 90040

(Address of Principal Executive Office) (Zip Code)

(323) 888-9999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NVFY	Nasdaq Stock Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 5, 2023, Nova LifeStyle, Inc., a Nevada corporation (the “Company”) filed the Certificate of Change (the “Amendment”) with the Secretary of State for the State of Nevada to amend its Articles of Incorporation to increase the amount of authorized shares of its common stock, par value $0.001 per share, from 3,000,000 to 250,000,000. The Amendment was approved by the Company’s Board of Directors (the “Board”) on June 28, 2023 and by the shareholders at a special meeting of the Company’s shareholders held on August 31, 2023. The Amendment does not affect the rights of the Company’s shareholders and was effective immediately upon filing.

A copy of the Certificate of Change, as filed with the Nevada Secretary of State, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 31, 2023, the Company held a special meeting of the stockholders (the “Meeting”). A quorum was present at the Meeting and shareholders: (i) approved an amendment to the Articles of Incorporation of the Company to increase the total number of its authorized shares of common stock, par value $0.001 per share, from 3,000,000 shares to 250,000,000 shares (“Amendment to Articles of Incorporation”); (ii) approved and adopted the Nova LifeStyle, Inc. 2023 Omnibus Equity Plan; and (iii) approve to grant discretionary authority to the Company’s Chairperson of the Board of Directors to adjourn the Meeting for the purpose of soliciting additional proxies to approve the proposals (i) and (ii).

The final voting results of the matters submitted to a shareholder vote at the Meeting are as follows:

Proposal 1: Approval of Amendment to Articles of Incorporation

For	Against	Abstain
484,339	31,736	462

Proposal 2: Approval and adoption of the Nova LifeStyle, Inc. 2023 Omnibus Equity Plan

For	Against	Abstain
485,540	30,513	484

Proposal 3: Approval of Grant of Discretionary Authority to Chairperson of the Board

For	Against	Abstain
484,473	31,469	595

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Title or Description
3.1	Certificate of Change to the Articles of Incorporation of Nova LifeStyle Inc. filed on September 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nova LifeStyle, Inc.

By:	/s/ Thanh H. Lam
Thanh H. Lam
Chairperson, President and Chief Executive Officer

Date: September 6, 2023